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                                                                    Exhibit 23.3

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Interliant, Inc. on Form S-8 of our report regarding reSOURCE PARTNER, Inc. dated February 11, 2000 appearing in Form 8-KA of Interliant, Inc. filed May 22, 2000.


/s/ Deloitte & Touche LLP
Columbus, Ohio

June 23, 2000